UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

Apexigen, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39488	85-1260244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Shoreway Road Suite C
San Carlos, California		94070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 931-6236

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APGN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2023, Apexigen, Inc. (the “Company”) entered into a Securities Purchase Agreement with certain institutional and accredited investors (the “Investors”) on January 23, 2023, pursuant to which the Company agreed to issue and sell to the Investors shares of the Company’s common stock, par value $0.0001, and accompanying warrants in a private placement (the “Private Placement”).

On January 30, 2023, the Private Placement closed, resulting in aggregate gross proceeds to the Company of approximately $2.8 million before deducting placement agent fees and estimated offering expenses payable by the Company. In connection with the closing of the Private Placement, the Company issued to the Investors an aggregate of 1,995,708 shares of the Company’s common stock, par value $0.0001 per share, and accompanying warrants to purchase an aggregate of up to 1,995,708 additional shares of common stock.

In addition, pursuant to a letter agreement with Brookline Capital Markets, a division of Arcadia Securities, LLC, the Company’s placement agent for the Private Placement (the “Placement Agent”), the Company will issue warrants to purchase up to an aggregate of 99,785 shares of common stock to the Placement Agent or its designees.

The Company issued the securities in the Private Placement to “accredited investors,” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apexigen, Inc.

Date:	February 1, 2023	By:	/s/ Francis Sarena
Francis Sarena Chief Operating Officer